UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 14, 2018

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.
On September 14, 2018, we held our annual meeting of stockholders. At the meeting, our stockholders:

1.	elected Richard A. Wright, David A. Guarino, Aaron Keay, Bruce Leitch, and Brian Sudano as the directors of our company;

2.	ratified the appointment of AMC Auditing, LLC as our independent registered public accounting firm;

3.	approved our 2018 stock option plan;

4.	approved, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement; and

5.	approved, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation of our named executive officers every three years.
The final voting results for each of the proposals submitted to a vote of our stockholders are set forth below.
Proposal 1.  Election of directors:

	For	Against	Abstain	Broker Non-Votes
Richard A. Wright	9,658,076	75,713	30,576	3,535,455
David A. Guarino	9,698,127	35,640	30,598	3,535,455
Aaron Keay	9,703,771	30,938	29,656	3,535,455
Bruce Leitch	9,703,544	31,064	29,757	3,535,455
Brian Sudano	9,696,773	37,812	29,780	3,535,455
Proposal 2.  To ratify the appointment of AMC Auditing, LLC as our independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
13,254,680	71,342	19,542	0
Proposal 3 To approve our 2018 stock option plan:

For	Against	Abstain	Broker Non-Votes
9,582,606	160,922	20,837	3,535,455
Proposal 4 To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
9,314,305	142,716	7,344	3,535,455

Proposal 5 To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
327,829	36,343	9,386,768	13,385	3,535,455
Based on these results, our board of directors has determined that we will conduct future non-binding advisory vote on the compensation of our named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory vote on the compensation of our named executive officers, expected to be held at our 2024 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

September 20, 2018

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